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                                                                  EXHIBIT 32


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

We hereby certify that this Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, to the best of our knowledge, complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Forever Enterprises, Inc.

                                        /s/ Brent D. Cassity
                                        ---------------------------------------
                                        Brent D. Cassity
                                        Chief Executive Officer

                                        /s/ Michael R. Butler
                                        ---------------------------------------
                                        Michael R. Butler
                                        Chief Financial Officer

October 30, 2003

         This certificate accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.